UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2022

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ALBEMARLE CORPORATION
(Exact name of registrant as specified in charter)
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Virginia	001-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4250 Congress Street, Suite 900
Charlotte, North Carolina 28209
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (980) 299-5700
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
COMMON STOCK, $.01 Par Value	ALB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into Material Definitive Agreement.
On May 10, 2022, Albemarle Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., J.P. Morgan Securities, LLC, and Mizuho Securities USA LLC, as representatives of the underwriters named therein (the “Underwriters”), relating to an underwritten public offering (the “Offering”) of $650,000,000 aggregate principal amount of the Company’s 4.650% Senior Notes due 2027 (the “2027 Notes”), $600,000,000 aggregate principal amount of the Company’s 5.050% Senior Notes due 2032 (the “2032 Notes”), and $450,000,000 aggregate principal amount of the Company’s 5.650% Senior Notes due 2052 (the “2052 Notes” and, together with the 2027 Notes and the 2032 Notes, the “Notes”).
The Offering was made pursuant to an effective registration statement on Form S-3 (Registration Statement No. 333-234547), the prospectus dated November 6, 2019 and a related prospectus supplement dated May 10, 2022 and filed by the Company with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”), on May 12, 2022.
The Offering closed on May 13, 2022. The net proceeds from the Offering were approximately $1.684 billion, after deducting underwriting discounts and commissions, but before deducting other offering expenses payable by the Company. The Company intends to use a portion of the net proceeds from the Offering to fund a redemption of its outstanding 4.15% Senior Notes due 2024 (the “2024 Notes”), including the payment of the associated redemption premium. To the extent that the Underwriters or their affiliates own any of the 2024 Notes, they would receive their proportionate share of the net proceeds that the Company uses from the Offering to redeem the 2024 Notes. The Company intends to use the remaining net proceeds of the offering for general corporate purposes, including the repayment of outstanding commercial paper notes.
The Underwriting Agreement contains customary representations, warranties and agreements by the Company, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act, and other obligations of the parties.
The Notes were issued pursuant to an indenture, dated as of January 20, 2005, by and between the Company and U.S. Bank Trust Company, National Association, as successor trustee to The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Mellon), as supplemented and amended from time to time (the “Indenture”).
The 2027 Notes mature on June 1, 2027 and bear interest at a per annum rate of 4.650% until maturity. The 2032 Notes mature on June 1, 2032 and bear interest at a per annum rate of 5.050% until maturity. The 2052 Notes mature on June 1, 2052 and bear interest at a per annum rate of 5.650% until maturity. Interest on the Notes will be paid semi-annually in arrears on June 1 and December 1 of each year, commencing on December 1, 2022.
The Notes are subject to certain redemption provisions and repurchase upon a Change of Control Triggering Event, as more fully described in the Notes filed as Exhibits 4.2, 4.3 and 4.4 hereto.
The foregoing descriptions of the Underwriting Agreement and the Notes are qualified in their entirety by reference to the text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1, and the forms of the Notes, which are filed herewith as Exhibits 4.2, 4.3 and 4.4, all of which are incorporated herein by reference. A copy of the opinion of K&L Gates LLP is filed as Exhibit 5.1, and a copy of the opinion of Troutman Pepper Hamilton Sanders LLP is filed as Exhibit 5.2 to this Current Report on Form 8-K.
Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 above is hereby incorporated herein by reference into this Item 2.03.
Item 8.01    Other Events.
The Company issued a press release dated May 11, 2022 announcing the pricing of the Offering. A copy of the press release is filed herewith as Exhibit 99.1.
Redemption of 2024 Notes
On May 13, 2022, the Company issued a notice of redemption with respect to all $425,000,000 aggregate principal amount of outstanding 2024 Notes. The Company will redeem the 2024 Notes at the applicable redemption price determined in accordance with the Indenture, plus accrued and unpaid interest to, but not including, the date of redemption. The redemption date of the 2024 Notes is June 12, 2022.

A copy of the press release announcing the redemption notice is filed as Exhibit 99.2 and incorporated herein by reference. The information set forth in this Item 8.01 under “Redemption of 2024 Notes” and in Exhibit 99.2 is for informational purposes only, and does not constitute a notice of redemption of the 2024 Notes.
Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Exhibit
1.1
Underwriting Agreement, dated May 10, 2022, among the Company and BofA Securities, Inc., J.P. Morgan Securities, LLC, and Mizuho Securities USA LLC, as representatives of the several underwriters named therein.

4.1
Indenture, dated as of January 20, 2005, between Albemarle Corporation and The Bank of New York, as trustee [filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K (No. 1-12658) filed on January 20, 2005, and incorporated herein by reference].

4.2	Form of 4.650% Senior Notes due 2027.

4.3	Form of 5.050% Senior Notes due 2032.

4.4	Form of 5.650% Senior Notes due 2052.

5.1	Opinion of K&L Gates LLP.

5.2	Opinion of Troutman Pepper Hamilton Sanders LLP.

23.1	Consent of K&L Gates LLP (included in Exhibit 5.1).

23.2	Consent of Troutman Pepper Hamilton Sanders LLP (included in Exhibit 5.2).

99.1	Press release dated May 11, 2022 (relating to the issuance of the Notes).

99.2	Press release dated May 13, 2022 (relating to the redemption of the 2024 Notes).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBEMARLE CORPORATION

Date:	May 13, 2022	By:	/s/ Karen G. Narwold
Karen G. Narwold
Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary